Exhibit 10.1

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2.

FIRST AMENDMENT TO THAT CERTAIN HARMONIX ROCK BAND 4

MANUFACTURING, PUBLISHING AND DISTRIBUTION AGREEMENT

This First Amendment (“First Amendment”) to that certain agreement entitled “Harmonix Rock Band 4 Manufacturing, Publishing and Distribution Agreement and Software Publishing and Distribution Agreement,” dated October 14, 2015 and effective as of March 4, 2015 (the “Agreement”), is entered into as of this 26th day of April, 2016 (the “Amendment Effective Date”), by and between HARMONIX MUSIC SYSTEMS, INC., a Delaware corporation, with offices at 40 Broad Street, 7th Floor, Boston, MA 02109 (“Harmonix”) on the one hand, and MAD CATZ INTERACTIVE, INC., an Ontario corporation, and MAD CATZ, INC., a Delaware corporation, both with offices at 10680 Treena Street, Suite 500, San Diego, California 92131 (collectively, “Company”) on the other hand. Harmonix and Company are each referred to as a “Party” and collectively referred to as the “Parties” herein. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Agreement.

WHEREAS, under Section 8 of the Agreement, Harmonix has various rights to terminate the Agreement;

WHEREAS, the exclusive obligations set forth in Section 2 of the Agreement became non-exclusive no later than January 31, 2016; and

WHEREAS, effective as of the Amendment Effective Date, the Parties agree that the Agreement shall be amended pursuant to Section 12.8 of the Agreement as more fully described herein;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	[***], Company shall pay to Harmonix [***] pursuant to Section 6.1.2.B. set forth below and as consideration for entering into this First Amendment.

2.	Section 1 of the Agreement is hereby amended by adding the following definitions:

“Amendment Effective Date” means April 26, 2016.”

“Minimum Quantities” means the Minimum Launch Quantities and Minimum Black Friday Quantities.”

3.	Section 2 of the Agreement is hereby amended by adding the following as a new Section 2.6.9:

“2.6.9. Licensed Products Restrictions. Company acknowledges and agrees that notwithstanding anything in this Agreement to the contrary: (i) the rights granted under this Agreement apply solely to the specific Licensed Products that exist and have been approved by Harmonix on or prior to the Amendment Effective Date and not any other products or Bundles, except that the Licensed Products may include Guitar straps and Guitar pick guards once such products are approved in writing by Harmonix, (ii) as of the Amendment Effective Date, Company shall have no rights to create, manufacture, distribute and sell any new types of Licensed Products under this Agreement, (iii) Company shall have no right to manufacture any additional Licensed Products beyond what exists as on-hand inventory as of the Amendment Effective Date, provided that Company may package finished goods that exist as of the Amendment Effective Date, pursuant to the terms of this Agreement, (iv) as of the Amendment Effective Date, Company had the on-hand inventory set forth on Schedule 4 attached hereto, (v) any on-hand inventory of Licensed Products located in [***] as of the Amendment Effective Date may only be sold within [***] and may not be used to fulfill any orders outside of [***] (the “[***] Restriction”), and (vi) as of the Amendment Effective Date, Company shall only sell Licensed Software as part of a Band in the Box Bundle or Guitar Bundle, and shall not sell Stand-Alone Licensed Software or Dongle Bundles.”

4.	Schedule 4 of this Amendment is hereby added and incorporated into the Agreement as Schedule 4 thereto.

5.	Section 2.7.1.1 of the Agreement is hereby deleted and removed in its entirety.

6.	Effective as of February 5, 2016, Darren Richardson is replaced with Karen McGinnis as the Company’s primary interface with Harmonix in Section 4.2.9 of the Agreement.

7.	Section 4.3.5 of the Agreement is hereby amended and supplemented with the following:

Certain information indicated by [***] has been deleted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

“Notwithstanding the above, the Company agrees that, without Harmonix’s prior written consent, the Company shall not sell in [***] (i) any Band in the Box Bundle below a wholesale price of $[***] per Bundle or (ii) any Guitar Bundle below a wholesale price of $[***] per Bundle. The Company may, however, sell in [***] up to [***] total refurbished or reconditioned Band in the Box Bundles and/or Guitar Bundles, considered collectively, at a price below the authorized wholesale prices set by this Section 4.3.5 for new Bundles, respectively, and without Harmonix’s prior written consent.”

8.	Section 6 of the Agreement is hereby amended as follows:

Section 6.1.2

The first sentence of Section 6.1.2 is hereby deleted and removed in its entirety and replaced with the following:

“Subject to Sections 2.6.9, 4.3.5 and 6.2, Forty-Five (45) days after the end of each calendar month in which Licensed Software was sold, Company shall pay to Harmonix a royalty of (i) $[***] for Licensed Software sold outside a Bundle, (ii) $[***] for Licensed Software sold in a Dongle Bundle, (iii) $[***] for Licensed Software sold in any other Bundle as part of the Minimum Quantities, (iv) $[***] for Licensed Software sold in [***] on or after the Amendment Effective Date that is beyond the Minimum Quantities, and (v) $[***] for Licensed Software sold outside of [***] on or after the Amendment Effective Date (subject to the [***] Restriction). For the avoidance of doubt, any Licensed Products sold shall first be counted towards the Minimum Quantities, as applicable.”

Section 6.1.2.B.

Section 6.1.2.B. is hereby deleted and removed in its entirety and replaced with the following:

“For [***] Bundles and the [***]Stand-Alone Licensed Software included in the Minimum [***] Quantities, Company shall pay Harmonix [***], representing [***]% of the Software Royalty for such Bundles (calculated as [***]) and Licensed Software (calculated as [***]), on the following payment schedule:

(i)     On or before the [***]: $[***];

(ii)    On the [***]: $[***];

(iii)  Beginning on the [***]and continuing on or before each [***]:

(a) $[***]; or

(b) [***].”

9.	Section 8 of the Agreement is hereby amended as follows:

Section 8.4

Section 8.4 is hereby deleted and removed in its entirety and replaced with the following:

“8.4 Termination for Convenience. In addition to any other rights Harmonix has to terminate this Agreement, at any time during the Term, Harmonix may, in its sole and absolute discretion, terminate this Agreement for any reason upon [***] business days’ notice to Company.”

Section 8.5

Section 8.5 is hereby deleted and removed in its entirety and replaced with the following:

“8.5 Effect of Termination. Except as explicitly provided for during the Wind-Down Period, if any, set forth in Section 8.6 below, upon any termination or expiration of this Agreement, (a) all rights and licenses granted to Company shall terminate, (b) any and all payments due or to become due including, without limitation, any Royalties, shall be immediately due and payable and (c) Company shall no longer manufacture, advertise, distribute or sell the Licensed Products or any product which may infringe upon Harmonix’s proprietary rights, including without limitation, the Harmonix Intellectual Property, or use any name, logo or design which is substantially or confusingly similar to the Harmonix Designs on any product in any place whatsoever. In the event of such termination or expiration, Company shall promptly deliver to Harmonix a statement indicating the on hand inventory of finished Licensed Products. Harmonix shall have the right to conduct a physical inventory in order to ascertain or verify such inventory and statement. Except as provided for during the Wind-Down Period, if any, set forth in Section 8.6 below, such inventory shall at Harmonix’s option, be destroyed by Company, at Company’s

Certain information indicated by [***] has been deleted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

cost, or purchased by Harmonix at [***] for such Licensed Products. Disposition pursuant to a sale by Company to Harmonix of any plates, molds, forms, lithographs or other materials relating to the Licensed Products shall be subject to notice from Harmonix to Company to deliver same to Harmonix or its designee.”

Section 8.6

Section 8.6 is hereby deleted and removed in its entirety and replaced with the following:

“8.6 Wind-Down Period. Upon expiration of this Agreement or termination for convenience by Harmonix pursuant to Section 8.4, Company may continue to sell Licensed Products, previously manufactured and on hand in Company’s inventory as of the effective date of expiration, on a non-exclusive basis for a maximum period of [***] following the effective date of such expiration (“Wind-Down Period”), subject to all of the terms and conditions contained in this Agreement, including, without limitation, Company’s obligations to continue to remit Royalties to Harmonix under this Agreement (including, but not limited to, the Royalties set forth in Section 6.1.2.B, to the extent unpaid), provided, however that (a) the Licensed Products shall be sold in the ordinary course of business at prices not lower than the prevailing wholesale price or prices charged by Company during the 60-day period immediately preceding the expiration of this Agreement and in any event no lower than the thresholds set forth in Section 4.3.5 and (b) no new Licensed Products are manufactured during the Wind-Down Period. Upon the occurrence of any of the events set forth in Section 8.2, including, but not limited to, Company’s failure to make a Royalty payment, Company’s breach of Section 4.3.5, or any other material breach by Company, in each case that is not cured by Company within [***] days, the Wind-Down Period shall immediately terminate. Upon the expiration or termination of the Wind-Down Period, the terms of Section 8.5 shall govern. Company acknowledges and agrees that nothing herein shall be deemed to restrict or limit Harmonix’s rights in and to the Harmonix Intellectual Property during the Wind-Down Period, including, without limitation, the right to enter into any agreements with third parties in connection with the manufacture and distribution of peripherals, controllers and other devices for use with the Licensed Software.”

Section 8.7

The following is added as a new Section 8.7 of the Agreement:

“The Parties acknowledge and agree that, notwithstanding any term or provision of this Agreement to the contrary, the rights and licenses granted to Company under this Agreement are personal to the Company and within the scope of 11 U.S.C. section 365(c)(1) and 11 U.S.C. section 365(e)(2), and may not be assumed or assigned by Company, and may be terminated by Harmonix, in any bankruptcy or similar proceeding of Company, and any purported assumption or assignment by Company, and any change of control of Company, including without limitation through the appointment of a trustee or similar representative for Company, shall result in an automatic termination of this Agreement and all rights of Company hereunder and thereunder.”

10.	Effective as of February 5, 2016, the Company’s notice addresses and contact information are replaced with the following:

“Company: Mad Catz Interactive, Inc.

Attention: Karen McGinnis

Address: 10680 Treena Street, Suite 500

San Diego, California 92131

Telephone: 858-790-5008

Telecopy: 858-790-5018

Email: kmcginnis@madcatz.com

With a copy to:

Company: Mad Catz, Inc.

Attention: Tyson Marshall

Address: 10680 Treena Street, Suite 500

San Diego, California 92131

Telephone: 858-790-5008

Certain information indicated by [***] has been deleted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Telecopy: 858-790-5018

Email: tmarshall@madcatz.com”

11.	No Waiver. This First Amendment shall not be construed as a waiver by Harmonix of any rights, claims, remedies, or defenses under or in respect of the Agreement or applicable law, and does not constitute any election among rights or remedies. Harmonix reserves all rights, claims, remedies, and defenses it may have under the Agreement or applicable law, and all elections among rights and remedies, with respect to any matter.

12.	Miscellaneous. The Parties agree that this First Amendment will be fully incorporated into the Agreement and, except as specifically provided for in this First Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This First Amendment may be executed in one or more counterparts and by facsimile or electronic copy, each of which, when executed, shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

[Signature page follows]

Certain information indicated by [***] has been deleted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

HARMONIX MUSIC SYSTEMS, INC.		MAD CATZ INTERACTIVE, INC.

By:	/s/ STEVE JANIAK	By:	/s/ KAREN MCGINNIS
Name:	Steve Janiak	Name:	Karen McGinnis
Title:	CEO	Title:	President & CEO

MAD CATZ, INC.

		By:	/s/ KAREN MCGINNIS
		Name:	Karen McGinnis
		Title:	President & CEO

Certain information indicated by [***] has been deleted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule 4

[***]

Certain information indicated by [***] has been deleted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.